      The Universal Institutional Funds, Inc. Equity and Income Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                        Amount of    % of      % of
                 Purchase/                 Offering         Total         Shares    Offering  Funds
    Security      Trade       Size of     Price of       Amount of      Purchased  Purchased  Total                     Purchased
   Purchased       Date      Offering      Shares         Offering       By Fund    By Fund   Assets        Brokers        From
---------------  ---------   --------    ----------- ----------------- ----------- ---------  ------   ---------------- -----------

United Health    02/04/08        -       $98.475000  $1,100,000,000.00   195,000     0.01%     0.14%    Banc of         Citigroup
Group Inc.                                                                                              America
6.000% due                                                                                              Securities
2/15/2018                                                                                               LLC, Citi,
                                                                                                        JPMorgan,
                                                                                                        Deutsche Bank
                                                                                                        Securities,
                                                                                                        Bear Stearns
                                                                                                        & Co. Inc.,
                                                                                                        Loop Capital
                                                                                                        Markets, LLC,
                                                                                                        Goldman,
                                                                                                        Sachs & Co.,
                                                                                                        Merrill Lynch
                                                                                                        & Co., Morgan
                                                                                                        Stanley,
                                                                                                        Lehman
                                                                                                        Brothers, The
                                                                                                        Williams
                                                                                                        Capital
                                                                                                        Group, L.P.

Hewlett Packard  02/25/08        -        $99.932000   $750,000,000.00   100,000    0.01%     0.07%     Banc of America   Banc of
 Co. 5.50% due                                                                                          Securities LLC,   America
    3/1/2018                                                                                            HSBC, JPMorgan,   Securities
                                                                                                        Lehman
                                                                                                        Brothers, BNP
                                                                                                        PARIBAS, Morgan
                                                                                                        Stanley, Credit
                                                                                                        Suisse, RBS
                                                                                                        Greenwich
                                                                                                        Capital,
                                                                                                        Deutsche Bank
                                                                                                        Securities,
                                                                                                        SOCIETE
                                                                                                        GENERALE,
                                                                                                        Lehman Brothers

Biogen IDEC       02/28/08        -       $99.184000   $550,000,000,00   255,000.00    0.04%     0.19%  Goldman,         Merrill
Inc. 6.875% due                                                                                         Sachs & Co.,     Lynch & Co.
3/1/2018                                                                                                Banc of
                                                                                                        America
                                                                                                        Securities
                                                                                                        LLC, Citi,
                                                                                                        JPMorgan,
                                                                                                        Lehman
                                                                                                        Brothers,
                                                                                                        Merrill Lynch
                                                                                                        & Co., Morgan
                                                                                                        Stanley, UBS
                                                                                                        Investment
                                                                                                        Bank

  Oracle Corp.    04/01/08        -         $99.953   $2,500,000,000.00  335,000.00    0.01%     0.25%  Citi,           Citigroup
   5.75% due                                                                                            Mitsubishi
   4/15/2018                                                                                            UFJ
                                                                                                        Securities,
                                                                                                        Banc of
                                                                                                        America
                                                                                                        Securities
                                                                                                        LLC, BMO
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        HSBC, Merrill
                                                                                                        Lynch & CO.,
                                                                                                        Credit
                                                                                                        Suisse, BNP
                                                                                                        PARIBAS, RBC
                                                                                                        Capital
                                                                                                        Markets, RBS
                                                                                                        Greenwich
                                                                                                        Capital,
                                                                                                        SCOCIETE
                                                                                                        GENERALE, UCI
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        Morgan
                                                                                                        Stanley,
                                                                                                        Mizuho
                                                                                                        Securities
                                                                                                        USA Inc.,
                                                                                                        Wachovia
                                                                                                        Securities,
                                                                                                        Wells Fargo
                                                                                                        Securities,
                                                                                                        BNY Capital
                                                                                                        Markets,
                                                                                                        Inc., Lehman
                                                                                                        Brothers

Wal-Mart Stores   04/08/08        -       $99.759000  $1,000,000,000.00  355,000.00    0.04%    26.00%  Cit, Credit     Goldman,
   Inc. Note                                                                                            Suisse,         Sachs
   4.250% due                                                                                           Goldman,
   4/15/2013                                                                                            Sachs & Co.,
                                                                                                        RBS
                                                                                                        Greenwich
                                                                                                        Capital,
                                                                                                        Bank of
                                                                                                        America
                                                                                                        Securities
                                                                                                        LLC,
                                                                                                        BBVA
                                                                                                        Securities,
                                                                                                        Deutsche
                                                                                                        Bank
                                                                                                        Securities,
                                                                                                        HSBC,
                                                                                                        Lehman
                                                                                                        Brothers,
                                                                                                        Mizuho
                                                                                                        Securities
                                                                                                        USA Inc.,
                                                                                                        Santander
                                                                                                        Investment,
                                                                                                        TD
                                                                                                        Securities,
                                                                                                        Barclays
                                                                                                        Capital,
                                                                                                        BNP
                                                                                                        PARIBAS,
                                                                                                        Dresdner
                                                                                                        Kleinwort,
                                                                                                        JPMorgan,
                                                                                                        Mitsubishi
                                                                                                        UFJ
                                                                                                        Securities,
                                                                                                        Morgan
                                                                                                        Stanley,
                                                                                                        Standard
                                                                                                        Chartered
                                                                                                        Bank,
                                                                                                        UBS
                                                                                                        Investment
                                                                                                        Bank,
                                                                                                        Wachovia
                                                                                                        Securities

   Dell Inc.      04/14/08        -         $99.736    $5000,000,000.00  215,000.00   0.04%     16.00%  Barclays        JPMorgan
   5.650% due                                                                                           Capital,        Securities
   4/14/2018                                                                                            Goldman Sachs
                                                                                                        & Co.,
                                                                                                        JPMorgan
                                                                                                        Securities,
                                                                                                        Banc of
                                                                                                        America
                                                                                                        Securities
                                                                                                        LLC,
                                                                                                        Citigroup
                                                                                                        Global
                                                                                                        Markets Inc.,
                                                                                                        Deutsche Bank
                                                                                                        Securities
                                                                                                        Inc., HSBC
                                                                                                        Securities,
                                                                                                        Mizuho
                                                                                                        Securities
                                                                                                        USA Inc.,
                                                                                                        Morgan
                                                                                                        Stanley, UBS
                                                                                                        Securities LLC

XTO Energy Inc.   04/15/08        -       $99.539000   $800,000,000.00   295,000.00   0.04%     0.22%   Lehman          Lehman
   5.500% due                                                                                           Brothers,       Brothers
   6/15/2018                                                                                            Banc of
                                                                                                        America
                                                                                                        Securities
                                                                                                        LLC, BNP
                                                                                                        PARIBAS,
                                                                                                        Credit
                                                                                                        Suisse,
                                                                                                        Deutsche Bank
                                                                                                        Securities,
                                                                                                        Goldman,
                                                                                                        Sachs & Co.,
                                                                                                        Jefferies
                                                                                                        Company,
                                                                                                        JPMorgan,
                                                                                                        Morgan
                                                                                                        Stanley, RBS
                                                                                                        Greenwich
                                                                                                        Capital,
                                                                                                        Citi, Merrill
                                                                                                        Lynch & Co.,
                                                                                                        BBVA
                                                                                                        Securities,
                                                                                                        BMO Capital
                                                                                                        Markets, BNY
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        Comerica
                                                                                                        Securities,
                                                                                                        Fortis
                                                                                                        Securities
                                                                                                        LLC, Lazard
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        Natixis
                                                                                                        Bleichroeder
                                                                                                        Inc., Piper
                                                                                                        Jaffray,
                                                                                                        Wells Fargo
                                                                                                        Securities,
                                                                                                        SunTrust
                                                                                                        Robinson
                                                                                                        Humphrey, UBS
                                                                                                        Investment
                                                                                                        Bank,
                                                                                                        Wachovia
                                                                                                        Securities

    General      04/16/08        -        $99.733000   $4,000,000,000.00 995,000.00    0.02%     0.73%   Banc of        Lehman
    Electric                                                                                             America        Brothers
 Capital Corp.                                                                                           Securities
Note 5.625% due                                                                                          LLC,
    5/1/2018                                                                                             Goldman,
                                                                                                         Sachs & Co.,
                                                                                                         Lehman
                                                                                                         Brothers
                                                                                                         Inc., Morgan
                                                                                                         Stanley &
                                                                                                         Co.
                                                                                                         Incorporated,
                                                                                                         Castle Oak
                                                                                                         Securities,
                                                                                                         L.P.,
                                                                                                         Blaylock
                                                                                                         Robert Van,
                                                                                                         LLC, Samuel
                                                                                                         A. Ramirez &
                                                                                                         Co., Inc.,
                                                                                                         Utendahl
                                                                                                         Capital
                                                                                                         Group, LLC,
                                                                                                         The Williams
                                                                                                         Capital
                                                                                                         Group, L.P.

   Dr. Pepper    04/25/08        -          $99.985    $1,200,000,000.00 125,000     0.01%     0.09%     Banc of        JPMorgan
 Snapple Group                                                                                           America        Securities
   Inc. Note                                                                                             Securities
    6.820 due                                                                                            LLC, Goldman
    5/1/2018                                                                                             Sachs & Co.,
                                                                                                         JPMorgan
                                                                                                         Securities,
                                                                                                         Morgan
                                                                                                         Stanley, UBS
                                                                                                         Securities
                                                                                                         LLC, BNP
                                                                                                         Paribas,
                                                                                                         Mitsubishi
                                                                                                         UFJ
                                                                                                         Securities
                                                                                                         Internat,
                                                                                                         Scotia
                                                                                                         Capital
                                                                                                         Inc.,
                                                                                                         SunTrust
                                                                                                         Robinson
                                                                                                         Humphrey, TD
                                                                                                         Securities,
                                                                                                         Wachovia
                                                                                                         Securities
                                                                                                         Inc.

 Bristol-Meyers  04/28/08        -        $99.825000   $600,000,000.00  $175,000.00   0.03%     0.13%    Banc of        JPMorgan
   Squibb CO.                                                                                            America        Securities
   5.450% due                                                                                            Securities
    5/1/2018                                                                                             LLC,
                                                                                                         JPMorgan,
                                                                                                         Citi,
                                                                                                         Goldman,
                                                                                                         Sachs & Co.,
                                                                                                         RBS
                                                                                                         Greenwich
                                                                                                         Capital,
                                                                                                         Morgan
                                                                                                         Stanley, UBS
                                                                                                         Investment
                                                                                                         Bank

Israel Electric  05/01/08   $99.831000         -      $1,000,000,000.00  300,000.00    0.03%     0.22%   Citi,          Lehman
 Corp. Ltd Note                                                                                          JPMorgan,      Brothers
   7.250% due                                                                                            Merrill
   1/15/2019                                                                                             Lynch & Co.,
                                                                                                         Lehman
                                                                                                         Brothers,
                                                                                                         Morgan
                                                                                                         Stanley

 Comcast Corp   05/02/08       -         $99.97600    $1,000,000,000.00  405,000.00   0.04%      0.30%   Citi,          Deutsche
  Note 5.700%                                                                                            Deutsche       Bank
 due 5/15/2018                                                                                           Bank
                                                                                                         Securities,
                                                                                                         Merrill
                                                                                                         Lynch & Co.,
                                                                                                         UBS
                                                                                                         Investment
                                                                                                         Bank, Banc
                                                                                                         of America
                                                                                                         Securities
                                                                                                         LLC, Daiwa
                                                                                                         Securities
                                                                                                         America
                                                                                                         Inc.,
                                                                                                         Mitsubishi
                                                                                                         UFJ
                                                                                                         Securities,
                                                                                                         Lehman
                                                                                                         Brothers TSB
                                                                                                         Corporate
                                                                                                         Markets,
                                                                                                         Blaylock &
                                                                                                         Company,
                                                                                                         Inc.,
                                                                                                         Ramirez &
                                                                                                         Co., Inc.,
                                                                                                         Cabrera
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         LLC, Merrill
                                                                                                         Lynch & Co.,
                                                                                                         UBS
                                                                                                         Investment
                                                                                                         Bank,
                                                                                                         Barclays
                                                                                                         Cpaital,
                                                                                                         Goldman,
                                                                                                         Sachs & Co.,
                                                                                                         Morgan
                                                                                                         Stanley,
                                                                                                         Wachovia
                                                                                                         Securities,
                                                                                                         Mizuho
                                                                                                         Securities
                                                                                                         USA inc.,
                                                                                                         BNY Mellon
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         LLC, Guzman
                                                                                                         & Company,
                                                                                                         M.R. Beal &
                                                                                                         Company, BNP
                                                                                                         PARIBAS,
                                                                                                         JPMorgan,
                                                                                                         The Royal
                                                                                                         Bank of
                                                                                                         Scotland,
                                                                                                         Sun Trust
                                                                                                         Robinson
                                                                                                         Humphrey,
                                                                                                         Piper
                                                                                                         Jaffray,
                                                                                                         Loop Capital
                                                                                                         Markets,
                                                                                                         LLC, The
                                                                                                         Williams
                                                                                                         Capital
                                                                                                         Group, L.P.,
                                                                                                         Siebert
                                                                                                         Capital
                                                                                                         Markets

 AT&T In. Note  05/08/08       -         $99.916000   $1,000,000,000.00   90,000     0.00%      0.07%   Banc of        Deutsche
  5.600% due                                                                                            America        Bank
   5/15/2018                                                                                            Securities
                                                                                                        LLC,
                                                                                                        Deutsche
                                                                                                        Bank, Morgan
                                                                                                        Stanley, UBS
                                                                                                        Investment
                                                                                                        Bank, RBS
                                                                                                        Greenwich
                                                                                                        Capital,
                                                                                                        Barclays,
                                                                                                        Blaylock
                                                                                                        Robert Van,
                                                                                                        LLC, Cabrera
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        LLC, Siebert
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        Utendahl
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        L.P.

Korea Railroad  05/08/08       -         $99.637000   $300,000,000.00    135,000    0.04%      0.10%    Citi, HSBC,    HSBC
  Corp. Note                                                                                            Morgan         Securities
  5.375% due                                                                                            Stanley
   5/15/2013

    Parker      05/13/08       -         $99.765000   $450,000,000.00    175,000    0.13%      0.04%    Banc of        Banc of
 Hannifin Corp                                                                                          America,       America
  Note 5.500%                                                                                           Goldman
 due 5/15/2018                                                                                          Sachs & Co.,
                                                                                                        Morgan
                                                                                                        Stanley,
                                                                                                        KeyBanc
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        Mizuho
                                                                                                        Securities
                                                                                                        USA Inc.,
                                                                                                        Wells Fargo
                                                                                                        Securities,
                                                                                                        Barclays
                                                                                                        Capital,
                                                                                                        BNY Mellon
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        LLC, Lazard
                                                                                                        Capital
                                                                                                        Markets

    Harley-     05/15/08       -         $99.805000   $1,000,000,000.00  205,000    0.02%      0.15%    Citigroup      Citigroup
   Davidson                                                                                             Glohal
 Funding Corp.                                                                                          Markets,
  Note 6.800%                                                                                           Morgan
 due 6/15/2018                                                                                          Stanley &
                                                                                                        Co. Inc.,
                                                                                                        Greenwich
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        JPMorgan,
                                                                                                        BNP Paribas
                                                                                                        Securiteis
                                                                                                        Corp.,
                                                                                                        Deutsche
                                                                                                        Bank
                                                                                                        Securities
                                                                                                        Inc.,
                                                                                                        Wachovia
                                                                                                        Capital
                                                                                                        Markets

 HBOS PLC Note  05/15/08       -         $99.584000   $2,000,000,000.00  325,000    0.01%      0.04%    Goldman,       Goldman
  6.750% due                                                                                            Sachs & Co.,   Sachs
   5/21/2018                                                                                            Morgan
                                                                                                        Stanley,
                                                                                                        Lehman
                                                                                                        Brothers

   Starwood     05/16/08       -          $100.00     $400,000,000.00    150,000    0.03%      0.11%    Banc of        Banc of
   Hotels &                                                                                             America LLC,   America
 Resorts World                                                                                          JPMorgan,
  Note 6.750%                                                                                           Morgan
 due 5/15/2018                                                                                          Stanley,
                                                                                                        Merrill
                                                                                                        Lynch & Co.

  Keycorp PFD   06/12/08       -          $100.00     $650,000,000.00      3,055    0.12%      0.15%    KeyBanc        Citigroup
  7.750% due                                                                                            Capital
  12/31/2049                                                                                            Markets, UBS
                                                                                                        Investment
                                                                                                        Bank, Morgan
                                                                                                        Stanley,
                                                                                                        Merrill
                                                                                                        Lynch & Co.

  Time Warner   06/16/08       -          $99.917     $2,000,000,000   5,255,000   0.26%      0.15%     Banc of        Banc of
  Cable Inc.                                                                                            America        America
  Note 6.750%                                                                                           Securities
 due 7/1/2018                                                                                           LLC, BNP
                                                                                                        PARIBAS,
                                                                                                        Morgan
                                                                                                        Stanley, RBS
                                                                                                        Greenwich
                                                                                                        Capital,
                                                                                                        Wachovia
                                                                                                        Securities,
                                                                                                        Barclays
                                                                                                        Capital,
                                                                                                        Citi, Daiwa
                                                                                                        Securities
                                                                                                        America
                                                                                                        Inc.,
                                                                                                        Goldman,
                                                                                                        Sachs & Co.,
                                                                                                        Mizuho
                                                                                                        Securities
                                                                                                        USA Inc.,
                                                                                                        Fortis
                                                                                                        Securities
                                                                                                        LLC
                                                                                                        Mitsubishi
                                                                                                        UFJ
                                                                                                        Securities,
                                                                                                        UBS
                                                                                                        Investment
                                                                                                        Bank,
                                                                                                        Deutsche
                                                                                                        Bank
                                                                                                        Securities,
                                                                                                        Lehman
                                                                                                        Brothers,
                                                                                                        Blayleck
                                                                                                        Robert Van,
                                                                                                        LLC, Cabrera
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        LLC, The
                                                                                                        Williams
                                                                                                        Capital
                                                                                                        Group, L.P.

   Rio Tinto    06/24/08       -          $99.131     $1,750,000,000.00  270,000    0.01%      0.19%     Deutsche       JPMorgan
  Finance USA                                                                                            Bank           Securities
   LTD Note                                                                                              Securities,
  6.500% due                                                                                             JPMorgan,
   7/15/2018                                                                                             Morgan
                                                                                                         Stanley,
                                                                                                         Credit
                                                                                                         Suisse, RBS
                                                                                                         Greenwich
                                                                                                         Capital,
                                                                                                         SOCIETE
                                                                                                         GENERALE,
                                                                                                         ANZ
                                                                                                         Securities,
                                                                                                         Banco Bilbao
                                                                                                         Vizcaya
                                                                                                         Argentaria,
                                                                                                         S.A.,
                                                                                                         CALYON,
                                                                                                         Daiwa
                                                                                                         Securities
                                                                                                         America
                                                                                                         Inc.,
                                                                                                         Mitsubishi
                                                                                                         UFJ
                                                                                                         Securities
                                                                                                         International
                                                                                                         plc, Mizuho
                                                                                                         International
                                                                                                         plc